Arrowhead Research

CORPORATION

Arrowhead Research

CORPORATION

3/13/08 Creating Value by Building Nanobusiness from Nanoscience Exhibit 99.1

3/13/08
This presentation contains forward-looking statements within the meaning of the
"safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.
These statements are based upon our current expectations and speak only as of the date hereof. Our actual results may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties, including, without limitation, our developmental stage and limited operating history, our ability to successfully develop products, rapid technological change in our markets, demand for our future products, legislative, regulatory and competitive developments and general economic conditions. Our Annual Report on Form 10-K, recent and forthcoming Quarterly Reports on Form 10-Q, recent
Current Reports on Forms 8-K and 8-K/A, and other SEC filings discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.
Safe Harbor Statement

μ

μ

μ

10^{-2} m
1 cm
10 mm
1,000,000 nanometers =
1 millimeter (mm)
10^{-3} m
Microwave
10^{-4} m
0.1 mm
100 μm
Microworld
10^{-5} m
0.01 mm
10 μm
Infrared
1,000 nanometers =
1 micrometer (μm)
10^{-6} m
Visible
10^{-7} m
0.1 μm
100 nm
Ultraviolet
Nanoworld
10^{-8} m
0.01 μm
10 nm
10^{-9} m
1 nanometer (nm)
Soft x-ray
10^{-10} m
0.1 nm

Arrowhead Research
CORPORATION

3/13/08
Market Opportunity: The Next Industrial Revolution
Complexes between double-stranded
DNA and the archaeal chromatin protein
Protein ~ 2 – 100 nm long
MicroElectroMechanical
(MEMS) device
10 – 100 m wide
Carbon Nanotube
~1.3 nm diameter
Ant
~ 5mm
Red blood cells
~1.-5 m
Quantum Corral of 48
Iron Atoms ~1.-5 m
Zone Plate x-ray “lens”
spacing~35 nm
•The
US Government is
investing over $1 billion a
year to fund nanotechnology
research
•Dozens
of new nano-
research centers have
started since 2000
•Paradigm-shifting
technology that is applicable
across multiple industries
•Attractive
new company and
roll-up opportunities

3/13/08 • Large Market Opportunity • Model that Exploits Inefficient Market • Execution • Scalability Arrowhead Key Value Drivers

3/13/08 Arrowhead Capitalizes on Market Imbalances Search for monetization • Research • Patents Investment Capital and Acquisitions Entrepreneurs Arrowhead Search for yield

3/13/08
Arrowhead Drop-in Solutions
Initial management team
Scientific thought leaders
Finance
Business Development
Partnerships
Acquisition
Capital Raising
We are not a hotel
Clinical Trials
Design
Studies
Preclinical Trials
Design
Studies
Regulatory
IP Protection
Two Strategies: Build Companies de Novo and roll up

3/13/08
Value Philosophy
• CURRENT market opportunity
• Market risk mitigated
• Minimize technology risk
• Technology roll-up
• Platform
• Multiple opportunities/entry points
• Time to exit/market
• Scalability
• Barriers to Entry
• Growth Potential
• Can we be #1 or #2
• Not the 99
th
telecom deal in 2000
We are a growth stock that operates like a value play
We build fundamentally strong companies rather
than chasing the next bubble

3/13/08 Execution: Arrowhead Subsidiaries

3/13/08
Improving Drug Performance Through Effective
Delivery
Phase I clinical trials underway using Cyclosert™ + off-patent compound, Camptothecin, and Phase II planned for later in
2008
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Insert’s Cyclosert™ is a nano-engineered delivery
system that delivers therapeutic agents
Model: Make “super-generics” and rescue failed compounds
for larger companies to sell

3/13/08
Enhancing The Delivery and Therapeutic
Uses of RNAi
RNA interference (RNAi) is a natural
mechanism to selectively turn off genes
Calando’s delivery molecule self-
assembles with siRNA and a targeting
agent
siRNA is protected and directed to target
tissue
IND Submitted
• First Targeted siRNA
• First Delivered siRNA
• First in Oncology

3/13/08
ROS
Neutralized
ROS
ROS
Neutralized
ROS
We believe Tego has a dominant patent portfolio for
making and derivatizing fullerenes
Fullerenes are powerful antioxidants
Leveraging IP position and academic
Partnerships to address:
Next generation MRI imaging and
Treatment for macular degeneration

3/13/08
Engineered Nanomaterials For Solid State
Lighting And Solar Cells
Blue LED Market Exceeds $4B
They offer higher efficiency and longer lifetimes than
conventional light sources
However, current production techniques limit
manufacturing yield and device efficiencies needed for
broader market

3/13/08
Expensive gallium
nitride source wafer
Proprietary process
for transfer of thin
layers
Highly optimized,
inexpensive support
wafer
+
Optimized wafer for
LED, solar cell
production
Simplify production process
Decrease costs
Aonex Solution

Unidym, Inc.
1430 O'Brien Drive, Suite G
Menlo Park, CA 94025

Tel: (650) 462-1935 | www.unidym.com

Unidym

Carbon for Electronics

3/13/08
Carbon Nanotubes Properties
Carbon nanotube
(CNT)
CNT film
Electrical
Mechanical
Thermal
Processing
Cost
1000x more current capacity
than copper
Faster transistors than silicon
20x stronger than steel
Comparable to diamond
Compatible with inexpensive
coating processes
Comparable to current
materials and declining

3/13/08 CNTs Across Industries Electronics Materials Medicine Energy

Rensselaer
UT
UCLA
CALTECH
Unidym
Duke University
PENNSTATE
RICE
UF University of Florida
CLEMSON University
清華大學

Unidym

CNI
HOT

Arrowhead Research
CORPORATION

3/13/08
Roll-up CNT Technologies & Capabilities
Nanopolaris
Incorporated
Initial University
IP Roll Up
Complete
Acquisition
of Unidym’s
Product Line
Complete
Merger with CNI
May 2005 December 2005 June 2006
April 2007
Created the dominant player in CNT
production and applications

3/13/08
Build a Platform by Building a Product
• Leverage materials business for early revenue and development cycle
• Strong growth in flat panel displays, interactive touch film devices and printable/flexible electronics
• CNTs provide a unique fit of solutions, cost and performance benefits in all of these areas
• Replace ITO
• Potential future markets: solar cells, fuel cells, printable electronics

3/13/08
Unique Opportunity
• Market Inertia
• Robustness of Product
• Cost to Incorporate
• Cost of Goods
Most disruptive technologies face
adoption challenges associated with:
Unidym’s CNT replacement of ITO
stands favorably against these

3/13/08
Where Are We Now
• Talented core team
• Maturing subsidiaries
• Approaching monetization
• March 12 close: $2.46 per share
• We should naturally trade at a multiple of
the aggregate value of subs
• Scalable
• Significant value in our space
and model

3/13/08
ARWR Driving Shareholder Value: 2008
•Taking larger roles in building subs
• Consolidating more responsibilities at ARWR
• Increasing capital efficiency
• Increasing ability to scale our model
• Streamlining subsidiaries
• Maturing subs allow us to shift focus
• from solely building new companies
• to monetizing existing subs and building new
• Building a world class team of nanoscientists
• Ask every day what is our core competency?
• What can we uniquely provide to shareholders?
• New subsidiaries and balanced portfolio

3/13/08
Enhancing Shareholder Value
By Restructuring Calando/Insert
• Economies of scale via the merger
• Similar technologies
• Cheaper and more efficient development
• More efficient business development
• ARWR absorbs management
• Scaled back strategy
• Consolidation within biopharma
• Expense of drug launch
• Greater value to ARWR shareholders if focus on clinic
• Focus on core competency
• Leverage existing channels via partnerships
• Transfer marketing expenses
• Transfer later stage risk

3/13/08
Calando/Insert 2008 Targets
• IND for CALAA-01: March
• Merger: April
• File with the FDA for Phase II IT-101: April
• Partnership for Investigator-led 2
nd
Phase II IT-101: May
• Partnership for Investigator-led 3
d
Phase II IT-101: June
• Enter into industry partnership: Nov
• File new IND: Dec

3/13/08 Aonex & Tego 2008 Targets Aonex Sale: August Tego AMD lead compound selection: May Lead MRI contrast agent selection: July

3/13/08
Unidym 2008 Targets
• Life Sciences spin-out: March
• JDA for thin film solar: March
• Sample near production quality for
analog-resistive touch panel customers: April
• OLED JDA: July-Sept
• License deal and/or JDA for
CNT-enhanced carbon fiber: Sept-Oct
• New JDA LCD supplier(s): Sept-Oct
• Printed electronics JDA: Oct-Nov
• Revenue from CNT-based film sales to
analog-resistive touch panel customers: Nov-Dec

3/13/08 Benet Acquisition

Central Issue for Therapeutics:
Biological Barriers
• Endothelial and Epithelial
Barriers
• Reticulo-Endothelial
System (RES)
• Enzymatic Degradation
• Hemo-Rheology
• Tumor-Associated
Osmotic & Interstitial
Fluid Pressures
• Cell, Endosomal
Membrane
• Nuclear Membrane
• Ionic & Molecular Pumps
Reference: M. Ferrari, Cancer
Nanotechnologies, Nature
Reviews Cancer, March 2005

Opsonization
Endocytosis
Lipid Mediated Poration
siRNA
Intracellular Trafficking
Cell Membrane
Nucleus
Endosome
Protein
mRNA
Cytoplasm
Translation
Endosome Fusion/Disruption

nature nanotechnology
VOL.3 NO.3 MARCH 2008
www.nature.com/naturenanotechnology
Beating barriers with multistage delivery
SILICON NANOCRYSTALS
Seeing the light
MAGNETIC NANOPARTICLES
Remote control for cells
MOLECULAR ELECTRONICS
DNA proves its potential

Leonardo Biosystems • Focus: Cancer Therapy • Multi-Stage Vectors • Strong IP Position

200
nm
1
µm
Strategy and Development
• Focus: Breast and Ovarian Cancer
• MSV as platforms for Arrowhead’s Nanotechs
1 µm
20
nm
20 nm
20 nm
Back Side Front Side
Cross Section
Nucleation Layer
Pores
Cross Section

Competitive Advantages
• Nanoporous Silicon as Platform Material
– Fully Biodegradable, Harmless
– Ability to Manufacture in Desired Shape, Size
• Bio-Barrier Avoidance
• Multi-Modal Targeting
• “Personalizing” Therapy by Imaging
• Multiple Waves of Therapy from Same
Vector, With Different Subcellular Targets
at Predesigned Times

Nanotope

The Next Regeneration

Arrowhead Research
CORPORATION

3/13/08 Opportunity: Transition from replacement to enabling regeneration

Nanotope’s Nanofibers:
Unique Capabilities
Self Assembly
•
Liquid to solid
•
Replace surgery with injection
Mechanical Support
•
Guide scaffolding
Bioactivity
Biodegradable
•
Targeted signals
•
Sequestered signals

3/13/08
Spinal Cord Rationale
• Unserved Market
• Compelling Market
• Faster FDA track relative to other treatments
• Understandable and compelling human story
Aggregated Market
Capital already allocated by medical system
Large but not requiring mass marketing

3/13/08 8-Week Untreated

3/13/08 8-Week Treated

3/13/08
Wound Healing Market
Diabetic Wounds
• >50mm diabetics in major pharmaceutical markets
• >3mm with foot ulcers
• >15% of diabetics will have foot ulcers at some point
• $1.5bn spent in US on diabetic foot ulcers annually
Bariatric Surgery
• >100,000 in U.S. annually
Surgery for Chronically ill patients
• In US, >1mm patients on hemodialysis, corticosteroids,
chemotherapy, or radiation treatment requiring surgery
Cosmetic Surgery
• 11.5mm in US in 2006
• $12.2 bn in US in 2006

3/13/08 Healed: Nanotope Compound Non-healed: Control Wounds treated with Nanotope Compound Versus Control (12 days)

3/13/08
Peripheral Artery Disease
Market
• 20mm in US have PAD
• 20% of people >70yrs have PAD
• Market for peripheral arterial stents is $3bn in US
• PAD market increases by 43% by 2020
• Reintroducing lost microvasculature is problematic

3/13/08
Growth Story:
Other Target Tissues
Reversal/Prevention of Paralysis
Wound Healing
Stroke/Neurodegenerative
Treatment
Bone Regeneration
Retinal Regeneration
Myocardial Regeneration
Cartilage Regeneration
Platform for Stem Cell
Differentiation/Implantation

3/13/08 Arrowhead Shareholder Value Unique exposure to growth opportunities Platform opportunities with focus World class nanoscientists on our team Efficient model